UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR/S

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               DANIEL J. MAVICO
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JANUARY 31, 2014


ITEM 1.  SEMIANNUAL REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - SEMIANNUAL REPORT FOR PERIOD ENDED JANUARY 31, 2014



[LOGO OF USAA]
    USAA(R)

                                             [GRAPHIC OF USAA INCOME STOCK FUND]

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        SEMIANNUAL REPORT
        USAA INCOME STOCK FUND
        FUND SHARES o INSTITUTIONAL SHARES
        JANUARY 31, 2014

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

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PRESIDENT'S MESSAGE

"IN MY OPINION, THE CONTINUATION OF
THE TAPER IS AN INDICATION THAT FED                [PHOTO OF DANIEL S. McNAMARA]
POLICYMAKERS BELIEVE THE U.S. ECONOMIC
RECOVERY IS STRENGTHENING."

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FEBRUARY 2014

For much of the reporting period, market sentiment was driven by the potential for -- and then the reality of -- Federal Reserve (the Fed) "tapering." The Fed had hinted during the spring of 2013 that it might start reducing its asset purchase program (also known as quantitative easing, or QE) if U.S. economic conditions improved. (In September 2012, the U.S. central bank began purchasing $85 billion of U.S. Treasury securities and mortgage-backed securities every month to push down long-term interest rates and stimulate economic growth.) The Fed also continued to reiterate its "forward guidance" -- the promise to hold short-term interest rates near zero until unemployment falls below 6.5% and inflation rises above 2.5%.

In general, equity investors seemed to like the Fed's promise of "low rates for longer" more than they disliked the prospect of the taper. Though stocks had briefly declined in response to the Fed's springtime "taper talk," they moved higher overall during the reporting period, reaching new all-time highs in mid-January 2014. In the bond market, longer-term yields -- especially in five-year, 10-year, and 30-year maturities -- rose on expectations that the Fed would begin tapering sooner rather than later. Bond prices, which move in the opposite direction of yields, declined. However, not all bonds performed the same way during the reporting period. The fixed-income market is, after all, a market of bonds and not a single bond market. It comprises different types of bonds with different maturities and risk characteristics, including U.S. Treasuries, mortgage-backed securities, investment-grade bonds, high-yield bonds, municipal securities and more. While U.S. Treasury securities underperformed during the reporting period, bonds with more exposure to the U.S. economy's health (I.E., those with credit risk) outperformed.

In December, the Fed announced it would taper its QE asset purchases by $10 billion beginning in January 2014. It subsequently announced additional tapering of $10 billion in February and suggested it would continue reducing its asset purchases in $10 billion increments through the end of 2014. In my opinion, the continuation of the taper is an indication that Fed policymakers believe the U.S. economic recovery is strengthening. Indeed, near the end of the reporting period, the U.S. Department of Commerce estimated that fourth-quarter gross domestic product growth was 3.2%, which was later revised downward to 2.4% on February 28, 2014. Combined with a third-quarter

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

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growth rate of 4.1%, the U.S. economy experienced one of its strongest six-month periods in a decade during the second half of 2013.

In mid-January, stocks underwent a sell-off. According to some observers, the decline was a response to slowing global economic growth, especially in China and Brazil, as well as currency weakness in Turkey and South Africa. However, in my opinion, the predominant driver of market behavior is how investors interpret macroeconomic data and future earnings trends. Some companies that met or beat earnings expectations in the fourth-quarter 2013 have guided down forecasts for coming quarters. Downward earnings guidance feeds into the belief held by many, including USAA Asset Management Company, that it may be harder than the markets expect for U.S. companies to find the earnings growth needed to support current valuations.

Meanwhile, as stocks declined in late January, investors sought safety in U.S. Treasuries and other conservative fixed-income securities. Though yields trended down, they generally remained higher at the end of the reporting period than they were at the beginning. Higher yields mean that investors have the opportunity to reinvest at higher rates and can potentially earn more on new investments.

Nevertheless, the shift in market sentiment during January underlines the importance of diversification. Different asset classes, such as stocks and bonds, move up and down at different rates and often at different times. I urge all investors to hold diversified portfolios directly tied to their goals, risk tolerance and time horizon. It is also a good idea to regularly reassess your investment risk and rebalance your portfolio. Regular rebalancing can potentially help you protect your gains and prepare for what happens next.

Looking ahead, I expect U.S. economic growth to continue getting stronger, albeit slowly. While some investors may believe the economy is already on a clear path to normalization, I believe the ride will be bumpier than many of us would like. Rest assured we will continue to monitor economic trends, Fed policy, geopolitical events, and other factors that could potentially affect your investments. From all of us at USAA Asset Management Company, thank you for allowing us to help you with your investment needs.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

Past performance is no guarantee of future results. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker-dealer.

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

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           8

FINANCIAL INFORMATION
   Portfolio of Investments                                                  13

   Notes to Portfolio of Investments                                         21

   Financial Statements                                                      22

   Notes to Financial Statements                                             25

EXPENSE EXAMPLE                                                              41

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2014, USAA. All rights reserved.

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

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FUND OBJECTIVE

THE USAA INCOME STOCK FUND (THE FUND) SEEKS CURRENT INCOME WITH THE PROSPECT OF INCREASING DIVIDEND INCOME AND THE POTENTIAL FOR CAPITAL APPRECIATION.

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TYPES OF INVESTMENTS

The Fund normally invests at least 80% of the Fund's assets in common stocks, with at least 65% of the Fund's assets normally invested in common stocks of companies that pay dividends. This 80% policy may be changed upon at least 60 days' written notice to shareholders. Although the Fund will invest primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities including securities in emerging markets.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company                 Epoch Investment Partners, Inc.
   JOHN P. TOOHEY, CFA                           ERIC SAPPENFIELD*
   WASIF A. LATIF                                MICHAEL A. WELHOELTER, CFA
   STEPHAN KLAFFKE, CFA                          JOHN TOBIN, CFA*
                                                 KERA VAN VALEN, CFA*
                                                 WILLIAM W. PRIEST, CFA, CPA

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o   HOW DID THE USAA INCOME STOCK FUND (THE FUND) PERFORM DURING THE REPORTING
    PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the six-month period ended January 31, 2014, the Fund Shares and Institutional Shares had a total return of 4.86% and 4.85%, respectively. This compares to returns of 4.63% for the Russell 1000(R) Value Index (the Index) and 4.37% for the Lipper Equity Income Funds Index.

    USAA Asset Management Company is the Fund's investment adviser. As the investment adviser, USAA Asset Management Company employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Epoch Investment Partners, Inc. (Epoch), is a subadviser to the Fund. The investment adviser and subadviser each provide day-to-day discretionary management for a portion of the Fund's assets.

    In October 2013, USAA Asset Management Company executed a strategy change in the Fund to a more dividend-oriented approach. The change required terminating subadviser Grantham, Mayo,

    *Effective October 1, 2013, Eric Sappenfield, John Tobin, and Kera Van Valen are co-managers the Fund.

    Refer to page 9 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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2  | USAA INCOME STOCK FUND

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    Van Otterloo & Co. LLC, and changing Epoch's strategy from a value-oriented strategy to their U.S. Equity Shareholder Yield strategy. Epoch's U.S. Equity Shareholder Yield strategy pursues attractive total returns with an above-average level of income by investing in a diversified portfolio of U.S. companies with strong and growing free cash flow. Companies in the portfolio possess management teams that focus on creating value for shareholders through consistent and rational capital allocation policies with an emphasis on cash dividends, share repurchases and debt reduction -- the key components of shareholder yield.

    The USAA Asset Management Company's approach seeks to invest in companies with improving or stable fundamentals that are paying a dividend greater than the market, and that carry the potential of increasing those dividends. Our goal is to purchase companies with the best total return potential in a universe of dividend-paying stocks.

o   PLEASE DESCRIBE MARKET CONDITIONS DURING THE REPORTING PERIOD.

    Equities overall trended upward for most of the period. While U.S.
    Treasury rates continued to drift higher, investors seemed to have gained a comfort level with the likely impact of plans on the part of the U.S. Federal Reserve (the Fed) to gradually reduce its U.S. Treasury bond-buying program. Positive sentiment was supported by continued signs of strengthening in the U.S. economy, highlighted in December by an upward revision in third quarter gross domestic product growth to 4.1%. Optimism was further fueled by a more constructive turn in U.S. budget talks, culminating in a bipartisan two-year deal late in the period. While slowing growth in China remained a concern, growth appeared to have stabilized at levels sufficient to support the global economy, and a consensus seemed to emerge that Europe was finally pulling out of its recession. The net result was a strong finish to 2013 for equity securities with most broad U.S. indices providing good returns in the fourth quarter.

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

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    However, the tenor of the market would shift in January. U.S. data came in below expectations as gauged by key employment and manufacturing indicators. China's manufacturing data showed signs of contracting, causing emerging markets equities to swoon and sovereign debt spreads to widen. As emerging markets currencies dipped along with other regional asset classes, investors saw a threat to the profitability of U.S. multinational companies. The net result was that January saw most broad stock indices give up on half of their gains achieved from the beginning of the Fund's fiscal period.

o HOW DID THE PORTION OF THE FUND MANAGED BY USAA ASSET MANAGEMENT COMPANY PERFORM DURING THE REPORTING PERIOD?

    For the reporting period, our portion of the Fund modestly lagged the Index. Selection within the industrials and energy sectors detracted from relative performance. Selection within telecommunication services was the largest positive contributor to relative return, while overweighting of both the information technology and financials sectors contributed as well.

    Within our portion of the portfolio, leading positive contributors to the Fund's relative performance included British telecommunications company Vodafone Group plc ADR; PC giant Microsoft Corp.; defense contractor Raytheon Co.; information technology firm Hewlett-Packard Co.; and drug company AbbVie, Inc. (AbbVie). AbbVie is a spin-off from global pharmaceuticals company Abbott Laboratories. AbbVie's main drug is Humira which treats arthritis, colitis and psoriasis, and the company is exploring other potential applications for the drug. In addition, the company has a promising pipeline of new drugs. The leading detractors from relative return were networking firm Cisco Systems, Inc. (Cisco); energy company Chevron Corp. (Chevron); multinational bank HSBC Holdings plc ADR (HSBC); internet provider CenturyLink, Inc. (CenturyLink); and driller Transocean Ltd. (Transocean). Cisco and HSBC were both negatively impacted by their international exposure, in particular to emerging markets. While we believe Chevron's stock fell on disappointing reserve replacement and

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4  | USAA INCOME STOCK FUND

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    production guidance, we are taking a longer term view on this investment.
    We believe that Chevron's major Australian liquid natural gas projects and pre-eminent positions in the Permian, Marcellus, Utica and Duvernay shale formations should provide the company with strong future cash flows. Reduced earnings guidance by CenturyLink's management caused its stock price to decline. We believe the current stock price reflects an overly pessimistic view of CenturyLink's future, as the firm has several potential growth drivers in enterprise and data hosting. Transocean's stock has fallen as investors focused on a weak supply/ demand outlook for floating rigs in 2014. However, we believe management's focus on cost cutting should generate solid earnings growth when market conditions return to normal.

o   WHAT IS USAA ASSET MANAGEMENT COMPANY'S OUTLOOK?

    The U.S. stock market has recovered from its lows of 2009. Yet, investors remained wary as to whether the economic recovery could be maintained if the Fed's quantitative easing is reduced. This concern was illustrated during January as the stock market corrected and mutual fund investors unloaded their holdings in equities and replaced them with bonds. While a degree of caution is always merited, we believe that corporate America is in sound financial health and that valuations do not fully reflect true earning power. Management has been on a cost cutting binge leading to record high operating margins. If U.S. corporations can now generate sales growth, most of it would fall to the bottom line. In addition, any sales growth would spur management teams to increase capital spending programs and hiring, further boosting the overall economy. While investors wait for cautious consumers to open their wallets, they are demanding more generous capital allocation programs (increasing dividends, stock buybacks, and a reduction of leverage) to compensate them for higher risks. It is our belief that the current valuations of stocks with high dividends but low dividend growth seem excessive when compared to those with good dividends accompanied by strong dividend growth. In that vein, we remain underweight in utilities and real estate investment trusts. Our portion of the Fund has significant exposure to international

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

    markets through investments in large multinational companies and American Depositary Receipts. We believe international economies are several years behind the U.S. in the recovery process, and as those economies improve the Fund's exposure should benefit performance.

o HOW DID THE PORTION OF THE FUND MANAGED BY EPOCH PERFORM DURING THE REPORTING PERIOD?

    Positive performance was driven primarily by stock selection with sector allocation helping as well. Selection was particularly strong within the information technology, industrials, and energy sectors. On the downside, selection was a minor constraint on returns within the materials, consumer staples, and telecommunications services sectors.

    In the information technology sector, Microsoft Corp. (Microsoft) was the leading contributor to relative return. Microsoft shares were up on higher-than-expected revenue reported during the company's fiscal first quarter earnings report. In addition, investors generally took a favorable view of Microsoft's recent purchase of Nokia's handset business. Microsoft's launch of Windows 8 appears to be a viable strategy to compete with tablet and mobile devices. The company also possesses one of the largest enterprise cloud businesses and a server and tools business that should continue to benefit from increasing demand. Within the industrials sector, aircraft manufacturing giant Boeing Co. (Boeing) and defense contractor Raytheon Co. (Raytheon) were standout contributors. Boeing's shares continue to benefit from secular tailwinds including an active and ongoing commercial aviation replacement cycle, and increasing emerging market demand for new aircraft. Raytheon continued to produce positive operating results despite the headwind of budget sequestration, on the strength of incremental existing platform orders and new international awards, along with cost control measures. Defense contractors in general were helped by the year end budget resolution that softened some of the forced spending cuts in the defense budget.

    On the downside, among the leading detractors on the Epoch portion of the portfolio included International Paper Co. (International Paper)

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6  | USAA INCOME STOCK FUND

================================================================================

    within the materials sector, Philip Morris International, Inc. (Philip Morris) within the consumer staples sector, and CenturyLink, Inc. (CenturyLink) within the telecommunications services sector. International Paper has seen a decline in demand for some of its products as readers increasingly turn to digital publications, while Philip Morris saw a decline in cigarette sales that impacted profits. CenturyLink shares have underperformed recently due to management's decision to cut the dividend in favor of increasing its share buyback program. Although the net allocation of free cash flow is scheduled to increase under the company's new capital allocation plan, dividend investors are clearly disappointed with management's decision. In addition, management has revised downward its sales guidance. CenturyLink is in the midst of transforming itself from a traditional phone company to a provider of high speed broadband, TV, and enterprise data hosting and cloud services. We believe that weaker revenue in the company's traditional landline business will be more than offset by future growth in its other businesses. In the interim, CenturyLink remains focused on enhancing shareholder value.

o   WHAT IS EPOCH'S OUTLOOK?

    In our view, the exceptional returns in 2013 came largely on the back of expanding valuation multiples. Gains over the next several quarters will likely be more restrained and more dependent on corporate profitability and business fundamentals. Monetary stimulus remains substantial across the globe, but the Fed's reduction in asset purchases signals we are past the peak in the United States, and rising interest rates will create a headwind for further expansion of multiples. The financial economy is ultimately tethered to the real economy, which is growing slowly. In this environment, we continue to look for companies with competitive advantages stemming from proprietary technology, dominant brands, barriers to entry, new regulations and the flexibility to produce products in low-cost markets and sell them in faster growing ones.

    Thank you for your investment in the Fund.

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                                           MANAGERS' COMMENTARY ON THE FUND |  7

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INVESTMENT OVERVIEW

USAA INCOME STOCK FUND SHARES (FUND SHARES) (Ticker Symbol: USISX)

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                                         1/31/14                    7/31/13
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Net Assets                          $1,534.1 Million            $1,453.4 Million
Net Asset Value Per Share                $16.57                      $16.29


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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/14
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8/1/13-1/31/14*             1 Year              5 Years              10 Years

     4.86%                  19.95%               16.73%                5.28%


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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/13
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  1 Year                           5 Years                           10 Years

   31.01%                           15.08%                             5.89%

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                          EXPENSE RATIO AS OF 7/31/13**
--------------------------------------------------------------------------------

                                      0.85%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2013, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

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8  | USAA INCOME STOCK FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                       RUSSELL 1000           LIPPER EQUITY            USAA INCOME
                        VALUE INDEX        INCOME FUNDS INDEX       STOCK FUND SHARES
 1/31/2004              $10,000.00            $10,000.00               $10,000.00
 2/29/2004               10,214.32             10,189.32                10,159.85
 3/31/2004               10,124.91             10,073.87                10,068.72
 4/30/2004                9,877.46              9,904.87                 9,799.19
 5/31/2004                9,978.20              9,968.27                 9,812.03
 6/30/2004               10,213.96             10,196.23                10,054.82
 7/31/2004               10,070.09              9,980.13                 9,861.58
 8/31/2004               10,213.30             10,081.72                 9,990.40
 9/30/2004               10,371.62             10,226.79                10,102.51
10/31/2004               10,544.02             10,339.16                10,096.04
11/30/2004               11,077.11             10,801.72                10,633.20
12/31/2004               11,448.05             11,129.15                10,937.17
 1/31/2005               11,244.84             10,928.04                10,687.70
 2/28/2005               11,617.51             11,250.59                11,055.34
 3/31/2005               11,458.10             11,076.92                10,806.97
 4/30/2005               11,252.89             10,873.80                10,536.14
 5/31/2005               11,523.77             11,130.08                10,945.70
 6/30/2005               11,649.94             11,225.01                11,154.32
 7/31/2005               11,987.00             11,585.77                11,519.27
 8/31/2005               11,934.87             11,518.94                11,373.29
 9/30/2005               12,102.44             11,609.59                11,458.68
10/31/2005               11,795.06             11,381.62                11,192.04
11/30/2005               12,182.80             11,719.66                11,512.01
12/31/2005               12,255.57             11,775.15                11,570.30
 1/31/2006               12,731.56             12,143.65                12,019.41
 2/28/2006               12,809.27             12,198.50                12,072.70
 3/31/2006               12,982.80             12,349.58                12,182.64
 4/30/2006               13,312.73             12,622.45                12,411.93
 5/31/2006               12,976.44             12,298.78                12,022.14
 6/30/2006               13,059.45             12,342.19                12,092.78
 7/31/2006               13,376.84             12,502.62                12,369.19
 8/31/2006               13,600.74             12,742.87                12,599.53
 9/30/2006               13,871.85             13,012.78                12,904.31
10/31/2006               14,325.92             13,428.50                13,274.33
11/30/2006               14,652.96             13,689.78                13,482.46
12/31/2006               14,981.88             13,942.00                13,769.62
 1/31/2007               15,173.48             14,129.42                13,957.24
 2/28/2007               14,936.93             13,968.22                13,647.26
 3/31/2007               15,167.86             14,124.89                13,795.94
 4/30/2007               15,728.36             14,713.13                14,312.06
 5/31/2007               16,295.67             15,237.70                14,811.79
 6/30/2007               15,914.90             14,984.00                14,452.90
 7/31/2007               15,178.94             14,409.00                13,696.12
 8/31/2007               15,349.02             14,565.45                13,852.41
 9/30/2007               15,876.23             14,994.43                14,238.28
10/31/2007               15,877.98             15,156.66                14,196.96
11/30/2007               15,101.96             14,488.36                13,436.70
12/31/2007               14,955.92             14,357.06                13,314.40
 1/31/2008               14,356.89             13,703.67                12,795.78
 2/29/2008               13,755.37             13,258.34                12,223.50
 3/31/2008               13,651.94             13,125.74                12,055.25
 4/30/2008               14,317.42             13,721.32                12,603.62
 5/31/2008               14,294.69             13,844.00                12,558.67
 6/30/2008               12,926.39             12,601.16                11,362.84
 7/31/2008               12,879.72             12,505.54                11,326.68
 8/31/2008               13,098.52             12,640.98                11,534.59
 9/30/2008               12,136.15             11,642.32                10,786.66
10/31/2008               10,035.24              9,741.86                 8,940.37
11/30/2008                9,315.62              9,088.17                 8,385.58
12/31/2008                9,444.92              9,274.18                 8,571.23
 1/31/2009                8,358.86              8,436.87                 7,718.69
 2/28/2009                7,242.02              7,508.20                 6,756.15
 3/31/2009                7,861.24              8,122.15                 7,244.87
 4/30/2009                8,703.90              8,891.51                 7,872.45
 5/31/2009                9,242.11              9,416.52                 8,269.30
 6/30/2009                9,173.87              9,397.73                 8,215.39
 7/31/2009                9,924.76             10,111.92                 8,827.37
 8/31/2009               10,443.88             10,562.85                 9,198.26
 9/30/2009               10,847.38             10,878.83                 9,485.00
10/31/2009               10,515.40             10,702.42                 9,308.14
11/30/2009               11,108.08             11,270.58                 9,801.47
12/31/2009               11,304.66             11,486.41                 9,990.29
 1/31/2010               10,986.73             11,119.06                 9,700.58
 2/28/2010               11,333.53             11,417.66                 9,962.25
 3/31/2010               12,071.34             12,064.24                10,544.12
 4/30/2010               12,383.69             12,221.14                10,675.34
 5/31/2010               11,365.80             11,302.33                 9,803.69
 6/30/2010               10,725.97             10,747.51                 9,245.90
 7/31/2010               11,452.10             11,509.55                 9,866.06
 8/31/2010               10,962.07             11,063.33                 9,499.60
 9/30/2010               11,812.55             11,948.70                10,324.34
10/31/2010               12,167.00             12,305.74                10,748.24
11/30/2010               12,102.61             12,248.90                10,654.04
12/31/2010               13,057.56             13,098.76                11,291.99
 1/31/2011               13,352.93             13,385.38                11,632.17
 2/28/2011               13,845.45             13,822.24                12,114.08
 3/31/2011               13,900.45             13,865.37                12,114.38
 4/30/2011               14,270.59             14,313.37                12,578.50
 5/31/2011               14,119.82             14,182.82                12,436.42
 6/30/2011               13,830.31             13,937.10                12,249.14
 7/31/2011               13,371.57             13,530.36                11,897.81
 8/31/2011               12,537.10             12,843.06                11,214.14
 9/30/2011               11,589.63             11,980.84                10,479.86
10/31/2011               12,916.55             13,177.56                11,565.96
11/30/2011               12,849.61             13,203.78                11,604.07
12/31/2011               13,108.55             13,446.96                11,718.44
 1/31/2012               13,604.44             13,875.21                12,139.35
 2/29/2012               14,146.76             14,372.70                12,636.78
 3/31/2012               14,566.13             14,695.22                12,995.64
 4/30/2012               14,417.60             14,641.32                12,880.47
 5/31/2012               13,572.13             13,805.12                12,151.02
 6/30/2012               14,245.98             14,384.30                12,655.99
 7/31/2012               14,393.42             14,619.59                12,771.57
 8/31/2012               14,705.93             14,860.57                13,021.99
 9/30/2012               15,172.73             15,189.19                13,260.87
10/31/2012               15,098.24             15,092.12                13,077.23
11/30/2012               15,091.97             15,120.03                13,106.23
12/31/2012               15,403.69             15,288.93                13,206.47
 1/31/2013               16,404.87             16,109.89                13,944.48
 2/28/2013               16,640.34             16,291.45                14,109.56
 3/31/2013               17,299.57             16,907.47                14,644.45
 4/30/2013               17,561.17             17,297.44                15,034.44
 5/31/2013               18,011.89             17,522.76                15,365.94
 6/30/2013               17,853.13             17,335.79                15,186.78
 7/31/2013               18,817.09             18,133.76                15,950.53
 8/31/2013               18,103.23             17,569.28                15,451.16
 9/30/2013               18,556.73             18,056.93                15,854.59
10/31/2013               19,369.39             18,795.55                16,581.96
11/30/2013               19,909.76             19,228.24                16,906.32
12/31/2013               20,414.01             19,676.78                17,301.73
 1/31/2014               19,689.02             18,925.35                16,726.36

                                   [END CHART]

                          Data from 1/31/04 to 1/31/14.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund Shares to the following benchmarks:

o The unmanaged Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

o The unmanaged Lipper Equity Income Funds Index tracks the total return performance of the 30 largest funds within the Lipper Equity Income Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indices does not reflect the deduction of any fees or expenses.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA INCOME STOCK FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIISX)

--------------------------------------------------------------------------------
                                          1/31/14                    7/31/13
--------------------------------------------------------------------------------

Net Assets                          $1,004.4 Million           $880.4 Million
Net Asset Value Per Share                $16.56                    $16.28


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/14
--------------------------------------------------------------------------------
8/1/13-1/31/14*         1 Year         5 Years         Since Inception 8/01/08

   4.85%                20.00%         16.91%                    7.56%


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/13
--------------------------------------------------------------------------------
1 Year                     5 Years                     Since Inception 8/01/08

31.08%                     15.29%                                8.36%


--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/13**
--------------------------------------------------------------------------------

                                      0.73%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2013, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds) and not to the general public.

================================================================================

10  | USAA INCOME STOCK FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                    RUSSELL 1000       LIPPER EQUITY       USAA INCOME STOCK FUND
                     VALUE INDEX    INCOME FUNDS INDEX      INSTITUTIONAL SHARES
 7/31/2008           $10,000.00         $10,000.00               $10,000.00
 8/31/2008            10,169.88          10,108.31                10,208.00
 9/30/2008             9,422.68           9,309.73                 9,549.79
10/31/2008             7,791.50           7,790.03                 7,915.22
11/30/2008             7,232.78           7,267.31                 7,424.04
12/31/2008             7,333.17           7,416.05                 7,586.24
 1/31/2009             6,489.93           6,746.50                 6,838.98
 2/28/2009             5,622.81           6,003.90                 5,986.14
 3/31/2009             6,103.58           6,494.84                 6,424.15
 4/30/2009             6,757.83           7,110.06                 6,972.46
 5/31/2009             7,175.71           7,529.88                 7,332.54
 6/30/2009             7,122.72           7,514.85                 7,281.29
 7/31/2009             7,705.72           8,085.95                 7,832.53
 8/31/2009             8,108.77           8,446.54                 8,153.40
 9/30/2009             8,422.06           8,699.21                 8,412.89
10/31/2009             8,164.31           8,558.14                 8,264.14
11/30/2009             8,624.47           9,012.47                 8,702.14
12/31/2009             8,777.09           9,185.06                 8,872.16
 1/31/2010             8,530.25           8,891.31                 8,606.58
 2/28/2010             8,799.51           9,130.08                 8,847.27
 3/31/2010             9,372.36           9,647.12                 9,360.58
 4/30/2010             9,614.87           9,772.58                 9,477.17
 5/31/2010             8,824.57           9,037.86                 8,702.68
 6/30/2010             8,327.80           8,594.20                 8,211.94
 7/31/2010             8,891.57           9,203.56                 8,763.31
 8/31/2010             8,511.11           8,846.75                 8,437.50
 9/30/2010             9,171.43           9,554.73                 9,176.45
10/31/2010             9,446.62           9,840.24                 9,553.57
11/30/2010             9,396.63           9,794.78                 9,478.14
12/31/2010            10,138.07          10,474.37                10,040.92
 1/31/2011            10,367.40          10,703.56                10,343.66
 2/28/2011            10,749.80          11,052.90                10,772.54
 3/31/2011            10,792.50          11,087.38                10,778.44
 4/30/2011            11,079.88          11,445.63                11,191.70
 5/31/2011            10,962.82          11,341.23                11,065.19
 6/30/2011            10,738.04          11,144.74                10,913.10
 7/31/2011            10,381.87          10,819.50                10,591.63
 8/31/2011             9,733.98          10,269.90                 9,990.99
 9/30/2011             8,998.35           9,580.43                 9,341.93
10/31/2011            10,028.59          10,537.38                10,301.60
11/30/2011             9,976.61          10,558.35                10,335.57
12/31/2011            10,177.66          10,752.80                10,441.32
 1/31/2012            10,562.68          11,095.25                10,816.66
 2/29/2012            10,983.74          11,493.07                11,268.78
 3/31/2012            11,309.35          11,750.97                11,584.37
 4/30/2012            11,194.02          11,707.87                11,481.63
 5/31/2012            10,537.59          11,039.21                10,839.48
 6/30/2012            11,060.78          11,502.35                11,293.95
 7/31/2012            11,175.25          11,690.49                11,388.49
 8/31/2012            11,417.89          11,883.19                11,611.96
 9/30/2012            11,780.32          12,145.97                11,828.64
10/31/2012            11,722.49          12,068.35                11,673.34
11/30/2012            11,717.62          12,090.67                11,699.22
12/31/2012            11,959.64          12,225.73                11,786.92
 1/31/2013            12,736.97          12,882.21                12,446.09
 2/28/2013            12,919.80          13,027.39                12,593.54
 3/31/2013            13,431.63          13,519.99                13,074.51
 4/30/2013            13,634.74          13,831.83                13,414.22
 5/31/2013            13,984.68          14,012.00                13,719.09
 6/30/2013            13,861.42          13,862.49                13,562.05
 7/31/2013            14,609.85          14,500.59                14,244.52
 8/31/2013            14,055.60          14,049.20                13,798.29
 9/30/2013            14,407.70          14,439.15                14,153.78
10/31/2013            15,038.66          15,029.79                14,812.71
11/30/2013            15,458.21          15,375.78                15,102.64
12/31/2013            15,849.72          15,734.46                15,450.25
 1/31/2014            15,286.83          15,133.58                14,935.84

                                   [END CHART]

                         Data from 7/31/08 to 1/31/14.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund Institutional Shares to the Fund's benchmarks listed above (see page 9 for benchmark definitions).

*The performance of the Russell 1000 Value Index and the Lipper Equity Income Funds Index is calculated from the end of the month, July 31, 2008, while the Institutional Shares' inception date is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indices does not reflect the deduction of any fees or expenses.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                               o TOP 10 HOLDINGS o
                                 AS OF 1/31/2014
                                (% of Net Assets)

AbbVie, Inc. ....................................................           2.5%
Microsoft Corp. .................................................           2.3%
Johnson & Johnson ...............................................           2.3%
Eaton Corp. plc  ................................................           2.0%
General Electric Co.  ...........................................           1.9%
Raytheon Co.  ...................................................           1.7%
Wells Fargo & Co.  ..............................................           1.7%
Royal Dutch Shell plc ADR  ......................................           1.7%
United Technologies Corp.  ......................................           1.6%
Pfizer, Inc.  ...................................................           1.6%

                        o ASSET ALLOCATION -- 1/31/2014 o

                         [PIE CHART OF ASSET ALLOCATION]

INDUSTRIALS                                                                15.6%
FINANCIALS                                                                 13.6%
INFORMATION TECHNOLOGY                                                     13.1%
CONSUMER STAPLES                                                           11.5%
HEALTH CARE                                                                10.5%
ENERGY                                                                      9.4%
UTILITIES                                                                   8.5%
CONSUMER DISCRETIONARY                                                      6.2%
TELECOMMUNICATION SERVICES                                                  4.4%
MATERIALS                                                                   4.2%
MONEY MARKET INSTRUMENTS                                                    2.9%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 13-20.

================================================================================

12  | USAA INCOME STOCK FUND

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2014 (unaudited)

-------------------------------------------------------------------------------------------------
                                                                                           MARKET
NUMBER                                                                                      VALUE
OF SHARES    SECURITY                                                                       (000)
-------------------------------------------------------------------------------------------------
             COMMON STOCKS (97.0%)

             CONSUMER DISCRETIONARY (6.2%)
             -----------------------------
             ADVERTISING (0.4%)
   149,000   Omnicom Group, Inc.                                                       $   10,814
                                                                                       ----------
             AUTOMOBILE MANUFACTURERS (0.4%)
   629,000   Ford Motor Co.                                                                 9,410
                                                                                       ----------
             CABLE & SATELLITE (0.7%)
   337,370   Comcast Corp. "A"                                                             17,661
                                                                                       ----------
             DEPARTMENT STORES (0.6%)
   296,500   Kohl's Corp.                                                                  15,012
                                                                                       ----------
             DISTRIBUTORS (0.5%)
   146,000   Genuine Parts Co.                                                             12,009
                                                                                       ----------
             HOME IMPROVEMENT RETAIL (0.5%)
   153,100   Home Depot, Inc.                                                              11,766
                                                                                       ----------
             HOTELS, RESORTS & CRUISE LINES (0.8%)
   490,189   Carnival Corp.                                                                19,211
                                                                                       ----------
             LEISURE PRODUCTS (0.6%)
   429,950   Mattel, Inc.                                                                  16,269
                                                                                       ----------
             MOVIES & ENTERTAINMENT (1.0%)
   473,550   Regal Entertainment Group "A"                                                  9,234
   247,470   Time Warner, Inc.                                                             15,549
                                                                                       ----------
                                                                                           24,783
                                                                                       ----------
             RESTAURANTS (0.4%)
   106,840   McDonald's Corp.                                                              10,061
                                                                                       ----------
             SPECIALIZED CONSUMER SERVICES (0.3%)
   294,150   H&R Block, Inc.                                                                8,942
                                                                                       ----------
             SPECIALTY STORES (0.0%)
    48,500   Staples, Inc.                                                                    638
                                                                                       ----------
             Total Consumer Discretionary                                                 156,576
                                                                                       ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

-------------------------------------------------------------------------------------------------
                                                                                           MARKET
NUMBER                                                                                      VALUE
OF SHARES    SECURITY                                                                       (000)
-------------------------------------------------------------------------------------------------
             CONSUMER STAPLES (11.5%)
             ------------------------
             BREWERS (0.4%)
   210,950   Molson Coors Brewing Co. "B"                                              $   11,104
                                                                                       ----------
             DRUG RETAIL (1.3%)
   176,225   CVS Caremark Corp.                                                            11,934
   375,700   Walgreen Co.                                                                  21,546
                                                                                       ----------
                                                                                           33,480
                                                                                       ----------
             FOOD DISTRIBUTORS (0.5%)
   352,800   Sysco Corp.                                                                   12,376
                                                                                       ----------
             HOUSEHOLD PRODUCTS (2.0%)
   101,470   Colgate-Palmolive Co.                                                          6,213
   195,849   Kimberly-Clark Corp.                                                          21,420
   292,150   Procter & Gamble Co.                                                          22,385
                                                                                       ----------
                                                                                           50,018
                                                                                       ----------
             HYPERMARKETS & SUPER CENTERS (1.1%)
   382,300   Wal-Mart Stores, Inc.                                                         28,550
                                                                                       ----------
             PACKAGED FOODS & MEAT (2.1%)
   292,850   Campbell Soup Co.                                                             12,068
    94,350   Hershey Co.                                                                    9,379
   273,250   Kraft Foods Group, Inc.                                                       14,305
   467,600   Unilever N.V.                                                                 17,460
                                                                                       ----------
                                                                                           53,212
                                                                                       ----------
             SOFT DRINKS (1.1%)
   270,600   Coca-Cola Co.                                                                 10,234
   262,600   Coca-Cola Enterprises, Inc.                                                   11,368
    72,979   PepsiCo, Inc.                                                                  5,865
                                                                                       ----------
                                                                                           27,467
                                                                                       ----------
             TOBACCO (3.0%)
   556,350   Altria Group, Inc.                                                            19,595
   283,045   Lorillard, Inc.                                                               13,931
   342,650   Philip Morris International, Inc.                                             26,775
   344,499   Reynolds American, Inc.                                                       16,708
                                                                                       ----------
                                                                                           77,009
                                                                                       ----------
             Total Consumer Staples                                                       293,216
                                                                                       ----------
             ENERGY (9.4%)
             -------------
             INTEGRATED OIL & GAS (4.5%)
   325,300   Chevron Corp.                                                                 36,313
    55,207   Exxon Mobil Corp.                                                              5,088

================================================================================

14  | USAA INCOME STOCK FUND

================================================================================

-------------------------------------------------------------------------------------------------
                                                                                           MARKET
NUMBER                                                                                      VALUE
OF SHARES    SECURITY                                                                       (000)
-------------------------------------------------------------------------------------------------
   356,400   Occidental Petroleum Corp.                                                $   31,210
   602,769   Royal Dutch Shell plc ADR                                                     41,651
                                                                                       ----------
                                                                                          114,262
                                                                                       ----------
             OIL & GAS DRILLING (1.4%)
   214,500   Diamond Offshore Drilling, Inc.                                               10,412
   569,936   Transocean Ltd.                                                               24,667
                                                                                       ----------
                                                                                           35,079
                                                                                       ----------
             OIL & GAS EXPLORATION & PRODUCTION (1.5%)
   408,882   ConocoPhillips                                                                26,557
   363,600   Marathon Oil Corp.                                                            11,922
                                                                                       ----------
                                                                                           38,479
                                                                                       ----------
             OIL & GAS STORAGE & TRANSPORTATION (2.0%)
   136,200   Enterprise Products Partners, LP                                               9,041
    94,350   Kinder Morgan Energy Partners, LP                                              7,499
   119,300   Markwest Energy Partners, LP                                                   8,374
   136,200   ONEOK Partners, LP                                                             7,059
   302,650   Spectra Energy Corp.                                                          10,880
   144,210   Targa Resources Partners, LP                                                   7,573
                                                                                       ----------
                                                                                           50,426
                                                                                       ----------
             Total Energy                                                                 238,246
                                                                                       ----------
             FINANCIALS (13.6%)
             ------------------
             ASSET MANAGEMENT & CUSTODY BANKS (1.5%)
    58,770   BlackRock, Inc.                                                               17,659
   138,600   State Street Corp.                                                             9,279
   154,000   Waddell & Reed Financial, Inc. "A"                                             9,982
                                                                                       ----------
                                                                                           36,920
                                                                                       ----------
             CONSUMER FINANCE (0.6%)
   223,700   Capital One Financial Corp.                                                   15,795
                                                                                       ----------
             DIVERSIFIED BANKS (3.4%)
    98,800   Commonwealth Bank of Australia ADR                                             6,421
   745,800   HSBC Holdings plc ADR                                                         38,401
   926,050   Wells Fargo & Co.                                                             41,987
                                                                                       ----------
                                                                                           86,809
                                                                                       ----------
             INSURANCE BROKERS (1.1%)
   401,450   Arthur J. Gallagher & Co.                                                     18,559
   223,420   Marsh & McLennan Companies, Inc.                                              10,213
                                                                                       ----------
                                                                                           28,772
                                                                                       ----------
             LIFE & HEALTH INSURANCE (1.3%)
   648,000   MetLife, Inc.                                                                 31,784
                                                                                       ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-------------------------------------------------------------------------------------------------
                                                                                           MARKET
NUMBER                                                                                      VALUE
OF SHARES    SECURITY                                                                       (000)
-------------------------------------------------------------------------------------------------
             OTHER DIVERSIFIED FINANCIAL SERVICES (1.5%)
   701,600   JPMorgan Chase & Co.                                                      $   38,841
                                                                                       ----------
             REGIONAL BANKS (2.3%)
   575,900   BB&T Corp.                                                                    21,544
    86,350   M&T Bank Corp.                                                                 9,629
   344,800   PNC Financial Services Group, Inc.                                            27,543
                                                                                       ----------
                                                                                           58,716
                                                                                       ----------
             REITS - SPECIALIZED (0.9%)
   276,845   Corrections Corp. of America                                                   9,294
   238,550   Health Care REIT, Inc.                                                        13,817
                                                                                       ----------
                                                                                           23,111
                                                                                       ----------
             SPECIALIZED FINANCE (0.7%)
   228,780   CME Group, Inc.                                                               17,104
                                                                                       ----------
             THRIFTS & MORTGAGE FINANCE (0.3%)
   572,800   People's United Financial, Inc.                                                8,139
                                                                                       ----------
             Total Financials                                                             345,991
                                                                                       ----------
             HEALTH CARE (10.5%)
             -------------------
             HEALTH CARE EQUIPMENT (1.0%)
   464,250   Medtronic, Inc.                                                               26,258
                                                                                       ----------
             MANAGED HEALTH CARE (0.4%)
   129,086   UnitedHealth Group, Inc.                                                       9,331
                                                                                       ----------
             PHARMACEUTICALS (9.1%)
 1,290,350   AbbVie, Inc.                                                                  63,524
   656,500   Johnson & Johnson                                                             58,080
   772,300   Merck & Co., Inc.                                                             40,909
   332,700   Novartis AG ADR                                                               26,307
 1,356,300   Pfizer, Inc.                                                                  41,231
                                                                                       ----------
                                                                                          230,051
                                                                                       ----------
             Total Health Care                                                            265,640
                                                                                       ----------
             INDUSTRIALS (15.6%)
             -------------------
             AEROSPACE & DEFENSE (5.6%)
    68,540   Boeing Co.                                                                     8,585
   132,650   General Dynamics Corp.                                                        13,439
   194,050   Honeywell International, Inc.                                                 17,703
   129,940   Lockheed Martin Corp.                                                         19,609
   443,100   Raytheon Co.                                                                  42,126
   362,150   United Technologies Corp.                                                     41,292
                                                                                       ----------
                                                                                          142,754
                                                                                       ----------

================================================================================

16  | USAA INCOME STOCK FUND

================================================================================

-------------------------------------------------------------------------------------------------
                                                                                           MARKET
NUMBER                                                                                      VALUE
OF SHARES    SECURITY                                                                       (000)
-------------------------------------------------------------------------------------------------
             AIR FREIGHT & LOGISTICS (1.2%)
   317,700   United Parcel Service, Inc. "B"                                           $   30,254
                                                                                       ----------
             COMMERCIAL PRINTING (0.9%)
   283,050   Deluxe Corp.                                                                  13,742
   553,650   R.R. Donnelley & Sons Co.                                                     10,226
                                                                                       ----------
                                                                                           23,968
                                                                                       ----------
             CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.5%)
    83,600   Caterpillar, Inc.                                                              7,851
    60,550   Deere & Co.                                                                    5,205
                                                                                       ----------
                                                                                           13,056
                                                                                       ----------
             ELECTRICAL COMPONENTS & EQUIPMENT (2.7%)
   686,750   Eaton Corp. plc                                                               50,195
   273,250   Emerson Electric Co.                                                          18,018
                                                                                       ----------
                                                                                           68,213
                                                                                       ----------
             ENVIRONMENTAL & FACILITIES SERVICES (1.8%)
   926,550   Republic Services, Inc.                                                       29,677
   404,140   Waste Management, Inc.                                                        16,885
                                                                                       ----------
                                                                                           46,562
                                                                                       ----------
             INDUSTRIAL CONGLOMERATES (2.6%)
   134,400   3M Co.                                                                        17,229
 1,895,700   General Electric Co.                                                          47,639
                                                                                       ----------
                                                                                           64,868
                                                                                       ----------
             INDUSTRIAL MACHINERY (0.3%)
    81,500   Stanley Black & Decker, Inc.                                                   6,308
                                                                                       ----------
             Total Industrials                                                            395,983
                                                                                       ----------
             INFORMATION TECHNOLOGY (13.1%)
             ------------------------------
             COMMUNICATIONS EQUIPMENT (1.4%)
 1,661,451   Cisco Systems, Inc.                                                           36,402
                                                                                       ----------
             COMPUTER HARDWARE (2.3%)
    37,527   Apple, Inc.                                                                   18,786
 1,384,600   Hewlett-Packard Co.                                                           40,153
                                                                                       ----------
                                                                                           58,939
                                                                                       ----------
             COMPUTER STORAGE & PERIPHERALS (1.3%)
   622,830   Seagate Technology plc                                                        32,923
                                                                                       ----------
             DATA PROCESSING & OUTSOURCED SERVICES (1.2%)
   207,400   Automatic Data Processing, Inc.                                               15,887
   359,600   Paychex, Inc.                                                                 15,038
                                                                                       ----------
                                                                                           30,925
                                                                                       ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-------------------------------------------------------------------------------------------------
                                                                                           MARKET
NUMBER                                                                                      VALUE
OF SHARES    SECURITY                                                                       (000)
-------------------------------------------------------------------------------------------------
             SEMICONDUCTOR EQUIPMENT (0.5%)
   202,050   KLA-Tencor Corp.                                                          $   12,420
                                                                                       ----------
             SEMICONDUCTORS (3.6%)
 1,568,900   Intel Corp.                                                                   38,501
   138,850   Linear Technology Corp.                                                        6,185
   364,050   Microchip Technology, Inc.                                                    16,331
   705,000   Texas Instruments, Inc.                                                       29,892
                                                                                       ----------
                                                                                           90,909
                                                                                       ----------
             SYSTEMS SOFTWARE (2.8%)
 1,535,200   Microsoft Corp.                                                               58,107
   332,000   Oracle Corp.                                                                  12,251
                                                                                       ----------
                                                                                           70,358
                                                                                       ----------
             Total Information Technology                                                 332,876
                                                                                       ----------
             MATERIALS (4.2%)
             ----------------
             COMMODITY CHEMICALS (0.3%)
   102,000   LyondellBasell Industries N.V. "A"                                             8,034
                                                                                       ----------
             DIVERSIFIED CHEMICALS (0.9%)
   315,120   Dow Chemical Co.                                                              14,341
   161,100   E.I. du Pont de Nemours & Co.                                                  9,829
                                                                                       ----------
                                                                                           24,170
                                                                                       ----------
             DIVERSIFIED METALS & MINING (1.5%)
   103,250   BHP Billiton Ltd.                                                              6,603
   310,128   Freeport-McMoRan Copper & Gold, Inc.                                          10,051
   381,020   Rio Tinto plc ADR                                                             20,251
                                                                                       ----------
                                                                                           36,905
                                                                                       ----------
             FERTILIZERS & AGRICULTURAL CHEMICALS (0.4%)
   291,090   Potash Corp. of Saskatchewan, Inc.                                             9,117
                                                                                       ----------
             PAPER PACKAGING (0.4%)
   287,800   Bemis Co., Inc.                                                               11,083
                                                                                       ----------
             PAPER PRODUCTS (0.4%)
   204,700   International Paper Co.                                                        9,772
                                                                                       ----------
             SPECIALTY CHEMICALS (0.3%)
   182,500   RPM International, Inc.                                                        7,240
                                                                                       ----------
             Total Materials                                                              106,321
                                                                                       ----------
             TELECOMMUNICATION SERVICES (4.4%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (2.7%)
   803,947   AT&T, Inc.                                                                    26,787
 1,033,064   CenturyLink, Inc.                                                             29,814

================================================================================

18  | USAA INCOME STOCK FUND

================================================================================

-------------------------------------------------------------------------------------------------
                                                                                           MARKET
NUMBER                                                                                      VALUE
OF SHARES    SECURITY                                                                       (000)
-------------------------------------------------------------------------------------------------
   268,800   Verizon Communications, Inc.                                              $   12,908
                                                                                       ----------
                                                                                           69,509
                                                                                       ----------
             WIRELESS TELECOMMUNICATION SERVICES (1.7%)
   370,000   Rogers Communications, Inc. "B"                                               15,555
   733,000   Vodafone Group plc ADR                                                        27,165
                                                                                       ----------
                                                                                           42,720
                                                                                       ----------
             Total Telecommunication Services                                             112,229
                                                                                       ----------
             UTILITIES (8.5%)
             ----------------
             ELECTRIC UTILITIES (2.7%)
   222,550   Duke Energy Corp.                                                             15,717
    81,900   Entergy Corp.                                                                  5,162
   263,470   Northeast Utilities                                                           11,540
   426,350   PPL Corp.                                                                     13,034
   361,350   Southern Co.                                                                  14,902
   250,150   Weststar Energy, Inc.                                                          8,297
                                                                                       ----------
                                                                                           68,652
                                                                                       ----------
             GAS UTILITIES (1.4%)
   408,750   ONEOK, Inc.                                                                   27,995
   169,100   WGL Holdings, Inc.                                                             6,389
                                                                                       ----------
                                                                                           34,384
                                                                                       ----------
             MULTI-UTILITIES (4.4%)
   248,350   Ameren Corp.                                                                   9,398
   362,900   CenterPoint Energy, Inc.                                                       8,492
   430,800   CMS Energy Corp.                                                              11,972
   185,150   Dominion Resources, Inc.                                                      12,574
   172,700   Integrys Energy Group, Inc.                                                    9,384
   509,150   NiSource, Inc.                                                                17,499
   156,650   SCANA Corp.                                                                    7,405
   541,210   TECO Energy, Inc.                                                              8,865
   243,000   Vectren Corp.                                                                  8,874
   405,910   Wisconsin Energy Corp.                                                        17,320
                                                                                       ----------
                                                                                          111,783
                                                                                       ----------
             Total Utilities                                                              214,819
                                                                                       ----------
             Total Common Stocks (cost: $2,207,528)                                     2,461,897
                                                                                       ----------

             MONEY MARKET INSTRUMENTS (2.9%)

             MONEY MARKET FUNDS (2.9%)
73,692,115   State Street Institutional Liquid Reserve Fund, 0.06%(a) (cost: $73,692)      73,692
                                                                                       ----------

             TOTAL INVESTMENTS (COST: $2,281,220)                                      $2,535,589
                                                                                       ==========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

---------------------------------------------------------------------------------------------------
($ IN 000s)                                             VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------
                                         (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                     QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                 IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                        FOR IDENTICAL ASSETS              INPUTS         INPUTS         TOTAL
---------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                         $2,461,897                  $-             $-    $2,461,897
Money Market Instruments:
  Money Market Funds                        73,692                   -              -        73,692
---------------------------------------------------------------------------------------------------
Total                                   $2,535,589                  $-             $-    $2,535,589
---------------------------------------------------------------------------------------------------

For the period of August 1, 2013, through January 31, 2014, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

20  | USAA INCOME STOCK FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2014 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 10.3% of net assets at January 31, 2014.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REIT  Real estate investment trust

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at January 31, 2014.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  21

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

January 31, 2014 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $2,281,220)              $2,535,589
   Receivables:
      Capital shares sold
         Affiliated transactions (Note 7)                                               28
         Unaffiliated transactions                                                   1,206
      Dividends and interest                                                         3,891
                                                                                ----------
         Total assets                                                            2,540,714
                                                                                ----------
LIABILITIES
   Payables:
      Capital shares redeemed                                                          978
   Accrued management fees                                                           1,094
   Accrued transfer agent's fees                                                        29
   Other accrued expenses and payables                                                 106
                                                                                ----------
      Total liabilities                                                              2,207
                                                                                ----------
         Net assets applicable to capital shares outstanding                    $2,538,507
                                                                                ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                              $2,257,912
   Accumulated undistributed net investment income                                   3,018
   Accumulated net realized gain on investments                                     23,208
   Net unrealized appreciation of investments                                      254,369
                                                                                ----------
         Net assets applicable to capital shares outstanding                    $2,538,507
                                                                                ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $1,534,135/92,595
         shares outstanding)                                                    $    16.57
                                                                                ==========
      Institutional Shares (net assets of $1,004,372/60,669
         shares outstanding)                                                    $    16.56
                                                                                ==========

See accompanying notes to financial statements.

================================================================================

22  | USAA INCOME STOCK FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Six-month period ended January 31, 2014 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $230)                    $ 34,175
   Interest                                                                   25
                                                                        --------
         Total income                                                     34,200
                                                                        --------
EXPENSES
   Management fees                                                         6,216
   Administration and servicing fees:
      Fund Shares                                                          1,128
      Institutional Shares                                                   489
   Transfer agent's fees:
      Fund Shares                                                            893
      Institutional Shares                                                   489
   Custody and accounting fees:
      Fund Shares                                                             93
      Institutional Shares                                                    59
   Postage:
      Fund Shares                                                             55
      Institutional Shares                                                     7
   Shareholder reporting fees:
      Fund Shares                                                             25
      Institutional Shares                                                     7
   Trustees' fees                                                              7
   Registration fees:
      Fund Shares                                                             26
      Institutional Shares                                                    13
   Professional fees                                                          74
   Other                                                                      18
                                                                        --------
         Total expenses                                                    9,599
   Expenses paid indirectly:
      Fund Shares                                                             (6)
                                                                        --------
         Net expenses                                                      9,593
                                                                        --------
NET INVESTMENT INCOME                                                     24,607
                                                                        --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
      Unaffiliated transactions                                          297,043
      Affiliated transactions (Note 8)                                       179
      Foreign currency transactions                                           (1)
   Change in net unrealized appreciation/depreciation                   (206,189)
                                                                        --------
         Net realized and unrealized gain                                 91,032
                                                                        --------
   Increase in net assets resulting from operations                     $115,639
                                                                        ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Six-month period ended January 31, 2014 (unaudited), and year ended
July 31, 2013

--------------------------------------------------------------------------------

                                                                  1/31/2014       7/31/2013
-------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                         $   24,607      $   35,739
   Net realized gain on investments                                 297,222         232,425
   Net realized loss on foreign currency transactions                    (1)             (3)
   Change in net unrealized appreciation/depreciation
      of investments                                               (206,189)        199,870
                                                                 --------------------------
      Increase in net assets resulting from operations              115,639         468,031
                                                                 --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                   (13,464)        (23,200)
      Institutional Shares                                           (9,310)        (11,620)
                                                                 --------------------------
         Total distributions of net investment income               (22,774)        (34,820)
                                                                 --------------------------
   Net realized gains:
      Fund Shares                                                   (32,267)              -
      Institutional Shares                                          (21,393)              -
                                                                 --------------------------
          Total distributions of net realized gains                 (53,660)              -
                                                                 --------------------------
      Distributions to shareholders                                 (76,434)        (34,820)
                                                                 --------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                       57,325        (511,404)
   Institutional Shares                                             108,138         481,832
                                                                 --------------------------
      Total net increase (decrease) in net assets
         from capital share transactions                            165,463         (29,572)
                                                                 --------------------------
   Capital contribution from USAA Transfer Agency Company                 -               1
                                                                 --------------------------
   Net increase in net assets                                       204,668         403,640
NET ASSETS
   Beginning of period                                            2,333,839       1,930,199
                                                                 --------------------------
   End of period                                                 $2,538,507      $2,333,839
                                                                 ==========================
Accumulated undistributed net investment income:
   End of period                                                 $    3,018      $    1,185
                                                                 ==========================

See accompanying notes to financial statements.

================================================================================

24  | USAA INCOME STOCK FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2014 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. The information presented in this semiannual report pertains only to the USAA Income Stock Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek current income with the prospect of increasing dividend income and the potential for capital appreciation.

The Fund consists of two classes of shares: Income Stock Fund Shares (Fund Shares) and Income Stock Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

purchase by a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds) and not to the general public.

A. SECURITY VALUATION -- The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager). Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded

================================================================================

26  | USAA INCOME STOCK FUND

================================================================================

        primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Board, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6. Repurchase agreements are valued at cost, which approximates market value.

    7. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadviser(s), if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

================================================================================

28  | USAA INCOME STOCK FUND

================================================================================

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified

================================================================================

30  | USAA INCOME STOCK FUND

================================================================================

    from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

F. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended January 31, 2014, brokerage commission recapture credits reduced the expenses of the Fund Shares by $6,000, and the expenses of the Institutional Shares by less than $500. For the six-month period ended January 31, 2014, there were no custodian and other bank credits.

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the six-month period ended January 31, 2014, the Fund paid CAPCO facility fees of $7,000, which represents 3.9% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2014.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year end of July 31, 2014, in accordance with applicable tax law.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

Under the Regulated Investment Company Modernization Act of 2010 (the Act), a fund is permitted to carry forward net capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

================================================================================

32  | USAA INCOME STOCK FUND

================================================================================

At July 31, 2013, the Fund had pre-enactment capital loss carryforwards of $211,587,000, and no post-enactment capital loss carryforwards, for federal income tax purposes. If not offset by subsequent capital gains, the capital loss carryforwards will expire in 2018. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

For the six-month period ended January 31, 2014, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2014, were $1,334,405,000 and $1,231,015,000, respectively.

As of January 31, 2014, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of January 31, 2014, were $292,033,000 and $37,664,000, respectively, resulting in net unrealized appreciation of $254,369,000.

(5) CAPITAL SHARE TRANSACTIONS

At January 31, 2014, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds. Capital share transactions for all classes were as follows, in thousands:

                                      SIX-MONTH
                                     PERIOD ENDED              YEAR ENDED
                                   JANUARY 31, 2014           JULY 31, 2013
--------------------------------------------------------------------------------
                                  SHARES      AMOUNT       SHARES        AMOUNT
                                  ----------------------------------------------
FUND SHARES:
Shares sold                        6,573     $110,110       8,812      $ 128,806
Shares issued from reinvested
  dividends                        2,615       43,748       1,532         22,101
Shares redeemed                   (5,802)     (96,533)    (47,908)      (662,311)
                                  ----------------------------------------------
Net increase (decrease) from
  capital share transactions       3,386     $ 57,325      (37,564)    $(511,404)
                                  ==============================================
INSTITUTIONAL SHARES:
Shares sold                        7,607     $124,778      45,548      $ 634,127
Shares issued from reinvested
  dividends                        1,836       30,700         796         11,620
Shares redeemed                   (2,850)     (47,340)    (11,102)      (163,915)
                                  ----------------------------------------------
Net increase from capital share
  transactions                     6,593     $108,138      35,242      $ 481,832
                                  ==============================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets.

   The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating

================================================================================

34  | USAA INCOME STOCK FUND

================================================================================

   assets to the subadvisers. The allocation for each subadviser(s) could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

   The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets for the fiscal year.

   The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Equity Income Funds Index over the performance period. The Lipper Equity Income Funds Index tracks the total return performance of the 30 largest funds in the Lipper Equity Income Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                  AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
--------------------------------------------------------------------------------
+/-1.00% to 4.00%                     +/-0.04%
+/-4.01% to 7.00%                     +/-0.05%
+/-7.01% and greater                  +/-0.06%

   (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point (0.01%). Average net assets of the share class are calculated over a rolling 36-month period.

   Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

   Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Equity Income Funds

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

   Index over that period, even if the class had overall negative returns during the performance period.

   For the six-month period ended January 31, 2014, the Fund incurred total management fees, paid or payable to the Manager, of $6,216,000, which included a performance adjustment for the Institutional Shares of $11,000. For the Institutional Shares, the performance adjustment was less than 0.01%. There was no performance adjustment for the Fund Shares.

B. SUBADVISORY ARRANGEMENT(S) -- The Manager has entered into an investment subadvisory agreement with Epoch Investment Partners, Inc. (Epoch), under which Epoch directs the investment and reinvestment of portions of the Fund's assets (as allocated from time to time by the Manager).

   The Manager (not the Fund) pays Epoch a subadvisory fee in the annual amount of 0.30% of the Fund's average net assets for the first $600 million of assets that Epoch manages, plus 0.20% on the next $900 million of assets, and 0.18% on assets over $1.5 billion that Epoch manages. For the six-month period ended January 31, 2014, the Manager incurred subadvisory fees, paid or payable to Epoch of $1,357,000.

   Effective October 18, 2013, the Manager terminated its investment subadvisory agreement with Grantham, Mayo, Van Otterloo & Co. LLC (GMO). For the six-month period ended January 31, 2014, the Manager incurred subadvisory fees, paid or payable to GMO of $249,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares, and 0.10% of average net assets of the Institutional Shares. For the six-month period ended January 31, 2014, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,128,000 and $489,000, respectively.

================================================================================

36  | USAA INCOME STOCK FUND

================================================================================

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2014, the Fund reimbursed the Manager $34,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for Fund Shares are paid monthly based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended January 31, 2014, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $893,000 and $489,000, respectively.

E. UNDERWRITING SERVICES -- USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 17 USAA mutual funds in which the affiliated USAA fund-of-funds may invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of January 31, 2014, the Fund recorded a receivable for capital shares sold of $28,000 for the USAA fund-of-funds' purchases of Institutional

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

Shares. As of January 31, 2014, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                             OWNERSHIP %
----------------------------------------------------------------------------
USAA Cornerstone Conservative Fund                                   0.1
USAA Cornerstone Equity Fund                                         0.2
USAA Target Retirement Income Fund                                   0.6
USAA Target Retirement 2020 Fund                                     1.6
USAA Target Retirement 2030 Fund                                     4.0
USAA Target Retirement 2040 Fund                                     4.9
USAA Target Retirement 2050 Fund                                     2.7
USAA Target Retirement 2060 Fund                                     0.1

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the six-month period ended January 31, 2014, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Fund at the then-current market price with no brokerage commissions incurred.

                                                   COST TO      NET REALIZED
  SELLER             PURCHASER                    PURCHASER    GAIN TO SELLER
-------------------------------------------------------------------------------
USAA Income       USAA Cornerstone
 Stock Fund        Aggressive Fund                $117,000        $77,000
USAA Income       USAA Cornerstone Moderately
 Stock Fund        Conservative Fund               103,000         70,000
USAA Income       USAA Cornerstone Moderately
 Stock Fund        Aggressive Fund                  86,000         23,000
USAA Income       USAA Cornerstone
 Stock Fund        Moderate Fund                    35,000          9,000

================================================================================

38  | USAA INCOME STOCK FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                SIX-MONTH
                               PERIOD ENDED
                                JANUARY 31,                                YEAR ENDED JULY 31,
                             ------------------------------------------------------------------------------------------
                                   2014            2013            2012            2011            2010            2009
                             ------------------------------------------------------------------------------------------
Net asset value at
 beginning of period         $    16.29      $    13.26      $    12.53      $    10.50      $     9.53      $    12.53
                             ------------------------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income              .16             .24             .18             .13             .13             .24
 Net realized and
  unrealized gain (loss)            .63            3.03             .73            2.03             .98           (3.00)
                             ------------------------------------------------------------------------------------------
Total from investment
 operations                         .79            3.27             .91            2.16            1.11           (2.76)
                             ------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income             (.15)           (.24)           (.18)           (.13)           (.14)           (.24)
 Realized capital gains            (.36)              -               -               -               -               -
                             ------------------------------------------------------------------------------------------
Total distributions                (.51)           (.24)           (.18)           (.13)           (.14)           (.24)
                             ------------------------------------------------------------------------------------------
Net asset value at end
 of period                   $    16.57      $    16.29      $    13.26      $    12.53      $    10.50      $     9.53
                             ==========================================================================================
Total return (%)*                  4.86           24.89            7.34           20.59           11.65(b)       (21.98)
Net assets at end
 of period (000)             $1,534,135      $1,453,425      $1,680,648      $1,440,420      $1,228,596      $1,190,258
Ratios to average
 net assets:**
 Expenses (%)(a)                    .80(c)          .85             .85             .84             .84(b)          .89
 Net investment
  income (%)                       1.95(c)         1.67            1.43            1.08            1.26            2.50
Portfolio turnover (%)               52              64              42              38(d)          107              85

  *  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 **  For the six-month period ended January 31, 2014, average net assets were $1,492,215,000.
(a)  Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                   (.00%)(+)       (.00%)(+)       (.00%)(+)       (.00%)(+)       (.00%)(+)       (.01%)
     (+) Represents less than 0.01% of average net assets.
(b)  During the year ended July 31, 2010, SAS reimbursed the Fund Shares $233,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares' total return was less than 0.01%. The reimbursement decreased the Fund
     Shares' expense ratios by 0.02%. This decrease is excluded from the expense ratios in the
     Financial Highlights table.
(c)  Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d)  Reflects decreased trading activity due to market volatility.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) -- INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                SIX-MONTH                                                                      PERIOD
                               PERIOD ENDED                                                                    ENDED
                                JANUARY 31,                         YEAR ENDED JULY 31,                       JULY 31,
                             -----------------------------------------------------------------------------------------
                                   2014            2013            2012            2011           2010        2009***
                             -----------------------------------------------------------------------------------------
Net asset value at
 beginning of period         $    16.28        $  13.25        $  12.52        $  10.49        $  9.52        $ 12.50
                             ----------------------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income              .17             .26             .20             .16            .16            .22(c)
 Net realized and
  unrealized gain (loss)            .63            3.03             .73            2.02            .97          (2.93)(c)
                             ----------------------------------------------------------------------------------------
Total from investment
 operations                         .80            3.29             .93            2.18           1.13          (2.71)(c)
                             ----------------------------------------------------------------------------------------
Less distributions from:
 Net investment income             (.16)           (.26)           (.20)           (.15)          (.16)          (.27)
 Realized capital gains            (.36)              -               -               -              -              -
                             ----------------------------------------------------------------------------------------
Total distributions                (.52)           (.26)           (.20)           (.15)          (.16)          (.27)
                             ----------------------------------------------------------------------------------------
Net asset value at end
 of period                   $    16.56        $  16.28        $  13.25        $  12.52        $ 10.49        $  9.52
                             ========================================================================================
Total return (%)*                  4.85           25.08            7.52           20.86          11.88         (21.67)
Net assets at end
 of period (000)             $1,004,372        $880,414        $249,551        $144,236        $87,983        $34,189
Ratios to average net
 assets:**
 Expenses (%)(a)                    .73(b)          .73             .71             .61            .62            .62(b)
 Expenses, excluding
  reimbursements (%)(a)             .73(b)          .73             .71             .61(d)         .62(d)         .64(b), (d)
 Net investment
  income (%)                       2.03(b)         1.83            1.56            1.29           1.37           2.55(b)
Portfolio turnover (%)               52              64              42              38(e)         107             85

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2014, average net assets were
    $971,093,000.
*** Institutional Shares were initiated on August 1, 2008.
(a) Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Share's expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Calculated using average shares.
(d) Prior to December 1, 2010, the Manager agreed to limit the annual expenses of the Institutional Shares to 0.62% of the Institutional Shares' average net assets.
(e) Reflects decreased trading activity due to market volatility.

================================================================================

40  | USAA INCOME STOCK FUND

================================================================================

EXPENSE EXAMPLE

January 31, 2014 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2013, through January 31, 2014.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical

================================================================================

                                                           EXPENSE EXAMPLE |  41

================================================================================

account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                          BEGINNING               ENDING               DURING PERIOD*
                                        ACCOUNT VALUE          ACCOUNT VALUE          AUGUST 1, 2013 -
                                        AUGUST 1, 2013        JANUARY 31, 2014        JANUARY 31, 2014
                                        --------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00              $1,048.60                 $4.13

Hypothetical
 (5% return before expenses)                1,000.00               1,021.17                  4.08

INSTITUTIONAL SHARES
Actual                                      1,000.00               1,048.50                  3.77

Hypothetical
 (5% return before expenses)                1,000.00               1,021.53                  3.72

* Expenses are equal to the annualized expense ratio of 0.80% for Fund Shares and 0.73% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 4.86% for Fund Shares and 4.85% for Institutional Shares for the six-month period of August 1, 2013, through January 31, 2014.

================================================================================

42  | USAA INCOME STOCK FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA
        (8722)
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

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ITEM 2.  CODE OF ETHICS.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR/S was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considered by the Funds' Board in approving the Funds' advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). NOT APPLICABLE.  This item must be disclosed only in annual reports.

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.




















SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended January 31, 2014

By:*     /S/ DANIEL J. MAVICO
         -----------------------------------------------------------
         Signature and Title:  Daniel J. Mavico, Assistant Secretary

Date:     03/31/2014
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:*     /S/ DANIEL S. MCNAMARA
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     03/31/2014
         ------------------------------


By:*     /S/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     03/31/2014
         ------------------------------

*Print the name and title of each signing officer under his or her signature.